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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38392) of VIA NET.WORKS, Inc. of our report dated February 27, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K

PricewaterhouseCoopers LLP
McLean, Virginia
March 23, 2001